Goodwill & Intangible Assets, Net (Details) - Schedule of Amortization of intangible assets for each of the next five years and thereafter $ in Thousands	Dec. 31, 2021 USD ($)
Schedule of Amortization of intangible assets for each of the next five years and thereafter [Abstract]
2022	$ 10,607
2023	10,607
2024	10,607
2025	10,499
2026 and thenafter	59,506
Total	$ 101,826